SIGNATURE
EXHIBIT INDEX
EXHIBIT 1.2
EXHIBIT 99.1

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2001

CV THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-21643 (Commission File No.)	43-1570294 (IRS Employer Identification No.)

3172 Porter Drive
Palo Alto, CA 94304
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 812-0585

Item 5. Other Events.

          On December 3, 2001, CV Therapeutics, Inc. (the “Company”) priced its offerings of 2,500,000 shares of its Common Stock at $52.50 per share. Attached hereto as an exhibit to this Current Report on Form 8-K is the Underwriting Agreement, dated December 3, 2001, by and between the Company and J.P. Morgan Securities Inc. (as the representative of the underwriters) relating to the issuance and sale of the shares. The underwriters have the option to purchase an additional 375,000 shares of the Company’s Common Stock at $52.50 per share to cover over-allotments.

         In a press release dated December 4, 2001, the Company announced that it priced this public offering. Attached hereto as an exhibit to this Current Report on Form 8-K is the Company’s press release, dated December 4, 2001.

Item 7. Exhibits.

1.2	Underwriting Agreement, dated December 3, 2001, by and between the Company and J.P. Morgan Securities Inc.

99.1	Press Release, dated December 4, 2001, of CV Therapeutics, Inc.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CV Therapeutics, Inc.

Dated: December 4, 2001	By:	/s/ Daniel K. Spiegelman

Daniel K. Spiegelman Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

1.2	Underwriting Agreement, dated December 3, 2001, by and between the Company and J.P. Morgan Securities Inc.

99.1	Press Release, dated December 4, 2001, of CV Therapeutics, Inc.